UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2023

AppTech Payments Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-27569	66-0847995
(Commission File Number)	(IRS Employer Identification No.)

5876 Owens Ave, Suite 100

Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (760) 707-5959

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	APCX	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $4.15	APCXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 13, 2023, AppTech Payments Corp., a Delaware corporation (the “Company”), Alliance Partners, LLC, a Nevada limited liability company (“Alliance Partners”), and Chris Leyva (the “Seller”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company agreed, upon the terms and subject to the conditions of the Purchase Agreement, to purchase all of the Seller’s interest in, to and under the membership interests of Alliance Partners (the “Transaction”). As consideration for the purchase of the membership interests of Alliance Partners, the Company has agreed to pay the Seller a total consideration of $2,000,000 in cash and assume the obligations and liabilities of Alliance Partners, subject to the satisfaction of certain customary closing conditions.

Closing Conditions and Future Payments

The Transaction is expected to close by October 31, 2023 (the “Closing” and such date, the “Closing Date”), subject to customary closing conditions. The cash purchase price shall be paid in the following installments: on the Closing Date, the Company shall pay $500,000 to the Seller. Subsequent to the Closing Date, on or before January 7, 2024, the Company shall pay $750,000 to the Seller, and on or before April 7, 2024, the Company shall pay $750,000 to the Seller.

Representations and Warranties

The Purchase Agreement contained customary representations and warranties, covenants and indemnification provisions of the parties. The representations and warranties of each party set forth in the Purchase Agreement were made solely for the benefit of the other parties to the Purchase Agreement, and stockholders of the Company are not third-party beneficiaries of those representations and warranties. In addition, those representations and warranties (a) were subject to materiality and other qualifications contained in the Purchase Agreement, which may differ from what may be viewed as material by stockholders of the Company, (b) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (c) may have been included in the Purchase Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide stockholders of the Company with information regarding the terms of the Purchase Agreement, and not to provide stockholders of the Company with any other factual information regarding any of the parties or their respective businesses.

Termination and Effect of Termination

The Purchase Agreement may be terminated at any time prior to Closing as follows:

(i)	by mutual written consent of the parties;

(ii)	by the Company by giving written notice to the Seller at any time prior to the Closing if: (i) the Seller has breached any covenant, representation or warranty in any material respect contained in the Purchase Agreement and such breach has not been cured within thirty (30) days following the delivery of notice of such breach to the Seller (so long as the Company is not then in material breach of any covenant, representation or warranty contained in the Purchase Agreement); or (ii) the Closing shall not have occurred on or before the Closing Date, by reason of the failure of any condition precedent to obligations of the Company (unless the failure results primarily from Company’s breach of any representation, warranty or covenant contained in the Purchase Agreement);

(iii)	by the Seller if (i) the Company has breached any covenant, representation or warranty in any material respect contained in the Purchase Agreement and such breach has not been cured within thirty (30) days following the delivery of notice of such breach to the Company (so long as neither the Seller nor the Company is then in material breach of any covenant, representation or warranty contained in the Purchase Agreement); or (ii) the Closing shall not have occurred on or before the Closing Date, by reason of the failure of any condition precedent to obligations of the Seller (unless the failure results primarily from Seller’s breach of any representation, warranty or covenant contained in the Purchase Agreement); or

(iv)	by either party if there shall be in effect a final nonappealable order of a governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transaction; subject to further conditions in the Purchase Agreement.

2

If the Purchase Agreement is validly terminated, the Purchase Agreement will become void, and there will be no liability under the Purchase Agreement on the part of any party thereto.

The foregoing provides only a brief description of the material terms of the Purchase Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 16, 2023, the Company issued a press release announcing the Purchase Agreement. A copy of this press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1, is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “would,” “will be” “seeks,” or other similar expressions. These forward-looking statements include, but are not limited to, statements whether or not the Transaction will be completed, the satisfaction of customary closing conditions related to the Transaction, and the timing of, and expectations in relation to, any of the foregoing matters. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Membership Interest Purchase Agreement, dated as of October 13, 2023, by and among AppTech Payments Corp., Alliance Partners, LLC, and Chris Leyva.
99.1	Press Release dated October 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH PAYMENTS CORP.

Date: October 16, 2023	By:	/s/ Luke D’Angelo
Luke D’Angelo
Chief Executive Officer

4